BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Fifteen Thousand Dollars and Zero Cents ($15,000.00) (the "Purchase Price"), payable in the form of 50,000 shares of common stock in GB Racing Inc, the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing** Inc. ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	BHR
Model:	Truck
VIN:	010625
Further description:	Short Track Complete Roller

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached <u>Exhibit "A"</u> is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Neavad and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11

By: ______________________
Steve Ervan
Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11

By ______________________
Jason White
President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Ten Thousand Dollars and Zero Cents ($10,000.00) (the "Purchase Price"), payable in the form of 333,333 shares of common stock in GB Racing Inc., the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing Inc.** ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	Dodge
Model:	Truck
VIN:	6072275
Further description:	Start Park Complete Roller

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Neavad and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11

By: ______________________

Steve Ghrayeb
Managing Member

BUYER:

GB Race Leasing, Inc.

Date: 2/15/11

By ______________________

Jason White
President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Thirty Five Thousand Dollars and Zero Cents ($35,000.00) (the "Purchase Price"), payable in the form of [illegible] shares of common stock in GB Racing Inc, the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing Inc.** ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	KHI Intermediate
Model:	Truck
VIN:	5092401
Further description:	Intermediate Complete Roller 50 Cal

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached <u>Exhibit "A"</u> is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Neavad and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11 By: ______________________

Steve Ryan
Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11 By: ______________________

Jason White
President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Thirty Five Thousand Dollars and Zero Cents ($35,000.00) (the "Purchase Price"), payable in the form of 466,667 shares of common stock in GB Racing Inc, the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing Inc.** ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	KHI Intermediate
Model:	Truck
VIN:	1082348
Further description:	Intermediate Complete Roller Bullet

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Neavad and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11

By: ______________________

Steve Ulvan

Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11

By: ______________________

Jason White

President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Fifteen Thousand Dollars and Zero Cents ($15,000.00) (the "Purchase Price"), payable in the form of 500,000 shares of common stock in GB Racing Inc., the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing Inc.** ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	Ford Speedway
Model:	Truck
VIN:	4120806
Further description:	Short track Complete Roller Rock Star

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), IT'S MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Neavad and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc

Date: 2/15/11

By: ______________________

Steve Urban
Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11

By: ______________________

Jason White
President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Fifteen Thousand Dollars and Zero Cents ($15,000.00) (the "Purchase Price"), payable in the form of 300,000 shares of common stock in GB Racing Inc, the receipt and sufficiency of which is hereby acknowledged, **GB Investments Inc.** ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to **GB Race Leasing Inc.** ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Make/Manuf.:	KHI
Model:	Truck
VIN:	10072311
Further description:	Short track Complete Roller Buckshot

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment and the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Nevada and/or other taxing authority (ies) for the payment of any Nevada State and/or local sales taxes applicable to Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

7. Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

8. Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11

By: ______________________
Steve Lipvich
Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11

By: ______________________
Jason White
President

EXHIBIT "A"

Including all Spare Parts

BILL OF SALE
AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of Fifteen Thousand Dollars and Zero Cents ($15,000.00) (the "Purchase Price"), payable in the form of 560,000 shares of common stock in GB Racing Inc, the receipt and sufficiency of which is hereby acknowledged, GB Investments Inc. ("Seller"), hereby sells, transfers, assigns, conveys, and delivers to GB Race Leasing Inc. ("Buyer"), of all of its right, title, and interest in and to that certain Motor Vehicle and parts more particularly described as follows:

Manuf.:	BHR
Model:	Truck
VIN:	6072275
Further description:	SPEEDWAY Complete Roller

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1. Seller hereby represents and warrants to Buyer that Seller has good marketable title to the Motor Vehicle. Seller further represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment for the Motor Vehicle, Buyer will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2. Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3. Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deemed necessary and that the Vehicle has passed such inspection to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his rights under the Purchase Agreement, to rescind or cancel such agreement, including any right Buyer may have to cancel his purchase of the Motor Vehicle from Seller.

4. Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described in the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5. Buyer shall indemnify, defend and hold harmless Seller, its Members, Managers, employees, officers, agents, and assigns from and against any and all losses, claims, damages, liabilities, costs and expenses, including attorney's fees, incurred by any one or all of them arising out of claims by the State of Nevada and/or other taxing authority(ies) for the payment of any Nevada State and/or local sales taxes arising from Seller's sale of the Motor Vehicle to Buyer.

6. This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered ... constitutes a legal, valid and binding obligation of Seller, ... against Seller ... its terms.

7. Each of the undersigned parties represents and warrants that ... all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate ... other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of ... and Seller and to each of their respective ... directors, shareholders, members, affiliates ... successors, and assigns.

8. Each of the undersigned signatories warrants ... that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf ... Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

9. This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. This Bill of Sale and Assignment Agreement ... governed by and construed under the laws of the State of Nevada.

In Witness Whereof, Seller and Buyer have has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 15th day of February, 2011.

SELLER:

GB Investments Inc.

Date: 2/15/11

By: ______________________
Steve Urvan
Managing Member

BUYER:

GB Race Leasing Inc.

Date: 2/15/11

By ______________________
Jason White
President

EXHIBIT "A"

Including all Spare Parts